UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2024

CSLM Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41219	98-1602789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 E. Commercial Boulevard, Suite 900 Ft. Lauderdale, FL	33308
(Address of principal executive offices)	(Zip Code)

(954) 315-9381

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title for each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, one right and one-half of one redeemable warrant	CSLMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CSLM	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CSLMW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one Class A ordinary share	CSLMR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On August 12, 2024, CSLM released an announcement in connection with its upcoming annual meeting scheduled for August 18, 2024 (the “Annual Meeting”), to seek shareholder approval to, among other proposals, extend the period of time the Company will have to consummate its initial business combination on a monthly basis, until July 18, 2025 (the “Extension”).

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed with the SEC definitive proxy statement and certain supplements thereto for the Annual Meeting (the definitive proxy statement referred to as “Proxy Statement”) to consider and vote upon the Extension and other matters and, beginning on August 8, 2024, mailed the Proxy Statement and other relevant documents to its shareholders as of the August 6, 2024 record date for the Annual Meeting. The Company’s shareholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Annual Meeting because these documents will contain important information about the Company, the Extension and related matters. Shareholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy at 877-870-8565 (toll free) or by email at KSmith@advantageproxy.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated August 12, 2024

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSLM Acquisition Corp.

Dated: August 12, 2024	By:	/s/ Charles Cassel
	Name:	Charles Cassel
	Title:	Chief Executive Officer